INTANGIBLE ASSETS	12 Months Ended
Mar. 31, 2025
Intangible Assets [Abstract]
INTANGIBLE ASSETS	INTANGIBLE ASSETS

	IP Research & Development	Patents	License	Software	Total
Cost	$	$	$	$	$
Balance as at March 31, 2023	3,076	978	1,379	74	5,507
Acquisition of Small Pharma	29,339	—	—	—	29,339
Additions	—	689	—	—	689
Effect of foreign exchange	25	1	2	—	28
Balance as at March 31, 2024	32,440	1,668	1,381	74	35,563
Additions	—	1,931	—	—	1,931
Effect of foreign exchange	3,411	195	84	—	3,690
Balance as at March 31, 2025	35,851	3,794	1,465	74	41,184

Accumulated Amortization
Balance as at March 31, 2023	—	—	19	18	37
Amortization charge	—	—	37	24	61
Balance as at March 31, 2024	—	—	56	42	98
Amortization charge	—	—	39	26	65
Effect of foreign exchange	—	—	3	—	3
Balance as at March 31, 2025	—	—	98	68	166

Net book value as at March 31, 2024	32,440	1,668	1,325	32	35,465
Net book value as at March 31, 2025	35,851	3,794	1,367	6	41,018

IP Research & Development

Refer to note 4 for information on the Small Pharma Acquisition.

Patents

Costs associated with patent procurement.

Impairment

The Company performed its annual impairment test of intangible assets not yet in use at March 31, 2025. The recoverable amount was determined based on the relief from royalty method to arrive at the value-in-use (“VIU”). The Company considered an estimate of future revenues and a reasonable royalty rate to apply to financial projections based on the current budget and future commercialization plans. In assessing the VIU, estimated future cash flows are discounted to their present value using a discount rate that reflects the assessment of royalty and business opportunities and risk as well as the market potential. The VIU calculations were performed using a pre-tax discount rate of 20.3% (2024 - 15.7%) and an estimated useful life of 15 year
s (2024 - 15 years). Based on the Company’s assessment, the recoverable amount is higher than the carrying value and therefore no impairment loss was recorded for the years ended March 31, 2025 or 2024.